                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                      -------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported):              October 23, 1998
                                                              ------------------



                         FRONTLINE COMMUNICATIONS CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-24223               13-3950283
---------------------------         ------------         -----------------
(State or other jurisdiction        (Commission           (I.R.S. Employer
    of incorporation)               File Number)         Identification No.)


           One Blue Hill Plaza, Pearl River, New York         10965
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            (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code: (914)623-8553
                                                    -------------


                                 Not Applicable
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           Former name or former address, if changed since last report






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Item 2.  Acquisition of Assets.

Acquisition of US Online, Inc.

                  Pursuant to an order of the United States Bankruptcy Court, District of New Jersey, on October 23, 1998, the Company acquired substantially all of the assets used in the business of US Online, Inc. ("US Online"), including a point of presence in the Philadelphia area, and assumed two of US Online's executory contracts for consideration of $566,000 in cash paid upon closing. At the time of the acquisition, US Online was engaged in the business of providing internet access, web hosting and leased communications lines to approximately 3580 subscribers in New York, New Jersey and Pennsylvania.

                  The source of the consideration paid was cash on hand. The amount of consideration paid by the Company in connection with the transaction was determined by arm's-length negotiations.

                  The description of the transaction discussed above is qualified in its entirety by reference to the letter agreement, which is attached hereto as an exhibit and is incorporated herein by reference.

























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Item 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits.

         (a)      Financial Statements of the Business Acquired.
                  ---------------------------------------------

                  Audited financial statements relating to the acquisition will be filed by amendment within 60 days of the date this report was required to be filed.

         (b)      Pro Forma Financial Information and Exhibits.
                  --------------------------------------------

                  Pro Forma financial information relating to the acquisition will be filed by amendment within 60 days of the date this report was required to be filed.

         (c)      Exhibits
                  --------

                  Exhibit 1 - Letter Offer to Purchase Substantially All of the Assets of US Online, Inc.

                  Exhibit 2 - Order Pursuant to ss.ss. 363, 365 and 105 of The Bankruptcy Code Authorizing and Approving (i) Sale of Debtor's Assets and (ii) Assumption and Assignment of Executory Contracts with Respect Thereto.



























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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 2, 1998

                                                FRONTLINE COMMUNICATIONS CORP.



                                                By/s/ Stephen J. Cole-Hatchard
                                                  ------------------------------
                                                  Name: Stephen J. Cole-Hatchard
                                                  Title: Chief Executive Officer


































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